                                                                  EXECUTION COPY

                                PRICING AGREEMENT


                                                                October 19, 2004


J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
As Representatives of the several
Underwriters named in Schedule I hereto

                Re: $275,000,000 4.50% Guaranteed Notes due 2009

Ladies and Gentlemen:

                  Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated October 19, 2004 (the "Underwriting Agreement"), among the Operating Partnership, Brandywine Realty Trust, a Maryland real estate investment trust and sole general partner and a limited partner of the Operating Partnership (the "Parent Guarantor"), each of the subsidiaries of the Operating Partnership parties thereto (the "Subsidiary Guarantors"; and, together with the Parent Guarantor, the "Guarantors") and you to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

                  An amendment to the Registration Statement, or a prospectus supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Operating Partnership and the Guarantors agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Operating Partnership and the Guarantors, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

                  If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Operating Partnership and the Guarantors.

          Very truly yours,


          BRANDYWINE OPERATING PARTNERSHIP, L.P.

          By: Brandywine Realty Trust, its General Partner



          By: /s/ Gerard H. Sweeney
              ---------------------
              Name: Gerard H. Sweeny
              Title: President and Chief Executive Officer


          BRANDYWINE REALTY TRUST



          By: /s/ Gerard H. Sweeney
              ---------------------
          Name: Gerard H. Sweeny
          Title:  President and Chief Executive Officer


          AAPOP 2, L.P.

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                   By:      Brandywine Witmer, L.L.C., a Pennsylvania
                             limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE AMBASSADOR, L.P.

          By:      Brandywine Ambassador, L.L.C., a Pennsylvania
                   limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment trust,
                                     its general partner*

          BRANDYWINE CENTRAL L.P.

          By:      Brandywine F.C., L.P., a Pennsylvania limited
                   partnership, its general partner

                   By: Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole  member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          BRANDYWINE CIRA, L.P.

          By: Brandywine Cira, LLC, a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE F.C., L.P.

          By: Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE GRANDE B, L.P.

          By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE GREENTREE V, LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE I.S., L.P.

          By: Brandywine I.S., L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE METROPLEX, L.P.

          By:      Brandywine Metroplex, LLC, a Pennsylvania
                   limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE P.M., L.P.

          By: Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE TB FLORIG, L.P.

          By:      Brandywine TB Florig, LLC, a Pennsylvania
                   limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE TB INN, L.P.

          By: Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE TB I, L.P.

          By: Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE TB II, L.P.

          By: Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE TB V, L.P.

          By: Brandywine TB V, L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE TB VI, L.P.

          By: Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          BRANDYWINE TB VIII, L.P.

          By:      Brandywine TB VIII, L.L.C., a Pennsylvania
                   limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          C/N IRON RUN LIMITED PARTNERSHIP III

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          C/N LEEDOM LIMITED PARTNERSHIP II

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          C/N OAKLANDS LIMITED PARTNERSHIP I

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          C/N OAKLANDS LIMITED PARTNERSHIP III

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          E-TENANTS.COM HOLDING, L.P.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          FIFTEEN HORSHAM, L.P.

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          IRON RUN LIMITED PARTNERSHIP V

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          LC/N HORSHAM LIMITED PARTNERSHIP

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          LC/N KEITH VALLEY LIMITED PARTNERSHIP I

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          NEWTECH IV LIMITED PARTNERSHIP

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          NICHOLS LANSDALE LIMITED PARTNERSHIP III

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          WITMER OPERATING PARTNERSHIP I, L.P.

          By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          100 ARRANDALE ASSOCIATES, L.P.

          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          111 ARRANDALE ASSOCIATES, L.P.

          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          440 CREAMERY WAY ASSOCIATES, L.P.

          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          442 CREAMERY WAY ASSOCIATES, L.P.

          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          481 JOHN YOUNG WAY ASSOCIATES, L.P.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its general partner

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          INTERSTATE CENTER ASSOCIATES

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, one of its general
                   partners

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          By:      Brandywine Interstate 50, L.L.C., a Delaware
                   limited liability company, one of its general partners

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*

          IR NORTHLIGHT II ASSOCIATES

          By: AAPOP 2, L.P., a Delaware limited partnership, one of its general partners

                   By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                            By:      Brandywine Witmer, L.L.C., a
                                     Pennsylvania limited liability
                                     company, its general partner

                                     By:      Brandywine Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership, its sole
                                              member

                                              By:     Brandywine Realty
                                                      Trust, a Maryland real
                                                      estate investment
                                                      trust, its general
                                                      partner*

                   By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          By:      Brandywine Operating Partnership, L.P., a
                    Delaware limited partnership, one of its general partners

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          PLYMOUTH TFC GENERAL PARTNERSHIP

          By:      Brandywine P.M., L.P., a Pennsylvania Limited
                   Partnership, its general partner

                   By: Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                   By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                            By:      Brandywine Operating Partnership,
                                     L.P., a Delaware limited partnership,
                                     its sole member

                                     By:      Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust, its general
                                              partner*

          BTRS, INC.*

          SOUTHPOINT LAND HOLDINGS, INC.*

          VALLEYBROOKE LAND HOLDINGS, INC.*

          BRANDYWINE AMBASSADOR, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE CHARLOTTESVILLE LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE CHRISTINA LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE CIRA, LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE DABNEY, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE DOMINION, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE F.C., L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By:      Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general partner*

          BRANDYWINE GRANDE B, LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE I.S., L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE INTERSTATE 50, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE-MAIN STREET, LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE METROPLEX LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE P.M., L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE PIAZZA, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE PLAZA 1000, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE PROMENADE, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TB FLORIG, LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TB INN, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TB I, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TB II, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TB V, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TB VI, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TB VIII, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          BRANDYWINE TRENTON URBAN RENEWAL, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

          BRANDYWINE WITMER, L.L.C.

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          CHRISTIANA CENTER OPERATING COMPANY III LLC

          By:      Brandywine Operating Partnership, L.P., a
                   Delaware limited partnership, its sole member

                   By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

          E-TENANTS LLC

          By:      e-Tenants.com Holding, L.P., a Pennsylvania
                   limited partnership, its sole member

                   By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                            By:      Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner*



          *        By: /s/ Gerard H. Sweeney
                       ---------------------
                   Name:  Gerard H. Sweeney
                   Title: President and Chief Executive Officer

Accepted as of the date hereof


J.P. MORGAN SECURITIES INC.

By: /s/ Maria Sramek
--------------------
Name:  Maria Sramek
Title: Vice President



BEAR, STEARNS & CO. INC.

By: /s/ Christopher O'Connor
   -------------------------
Name: Christopher O'Connor
Title: Managing Director


On behalf of itself and each of the other several Underwriters

                                   SCHEDULE I


                                               Principal Amount
                                             of 4.50% Guaranteed
                                                Notes due 2009
    Underwriter                                to be Purchased
    -----------                                ---------------

    J.P. Morgan Securities Inc.                 $  96,250,000
    Bear, Stearns & Co. Inc.                       96,250,000
    Citigroup Global Markets Inc.                  41,250,000
    Wachovia Capital Markets, LLC                  13,750,000
    BNY Capital Markets, Inc.                       6,875,000
    PNC Capital Markets, Inc.                       6,875,000
    McDonald Investments Inc.                       6,875,000
    Wells Fargo Services LLC                        6,875,000
    Total                                        $275,000,000

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

         4.50% Guaranteed Notes due 2009

AGGREGATE PRINCIPAL AMOUNT:

         $275,000,000

PRICE TO PUBLIC:

         99.870% of the principal amount of the Designated Securities, plus accrued interest, if any, from October 22, 2004

PURCHASE PRICE BY UNDERWRITERS:

         99.270% of the principal amount of the Designated Securities, plus accrued interest, if any, from October 22, 2004

FORM OF DESIGNATED SECURITIES:

         Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal or other same day funds

TIME OF DELIVERY:

         9:30 a.m. (New York City time), October 22, 2004

INDENTURE:

         Indenture, dated as of October 22, 2004 (the "Indenture") among the Operating Partnership, the Guarantors and The Bank of New York, as Trustee

MATURITY:

         November 1, 2009

INTEREST RATE:

         4.50% per annum

INTEREST PAYMENT DATES:

         May 1 and November 1, beginning on May 1, 2005

REDEMPTION PROVISIONS:

         The Designated Securities may be redeemed, in whole or in part, at any time at the option of the Operating Partnership, 100% of the aggregate amount of the notes being redeemed, accrued but unpaid interest on those notes to the redemption date, and the Make-Whole Amount, if any (as described in the Prospectus Supplement dated the date hereof relating to the Designated Securities).

SINKING FUND PROVISIONS:

         None.

CONVERTIBILITY OR EXCHANGEABILITY PROVISIONS:

         None.

DEFEASANCE PROVISIONS:

         As set forth in the Indenture.

GUARANTORS:

         Brandywine Realty Trust and the Subsidiary Guarantors named in the Prospectus Supplement dated the date hereof relating to the Designated Securities.

OTHER TERMS AND CONDITIONS:

         None.

CLEAR MARKET PERIOD (Section 5(d) of the Underwriting Agreement):

         From date hereof through October 22, 2004.


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CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

         Simpson Thacher & Bartlett LLP
         425 Lexington Avenue
         New York, NY 10017

NAMES AND ADDRESSES OF REPRESENTATIVES:

         Designated Representatives:

                  J.P. Morgan Securities Inc.
                  Bear, Stearns & Co. Inc.

         Address for Notices, etc.:

                  J.P. Morgan Securities Inc.
                  270 Park Avenue New York, NY 10017
                  Facsimile: (212) 834-6081
                  Attention: High Grade Syndicate Desk-8th Floor

                  Bear, Stearns & Co. Inc.
                  383 Madison Avenue
                  New York, NY  10179
                  Facsimile: (212) 272-3519
                  Attention: Carmine Venezia


UNDERWRITERS COUNSEL:

         Simpson Thacher & Bartlett LLP

                                  SCHEDULE III

                                      None.

                                                                  EXECUTION COPY


                                   SCHEDULE IV


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